UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Amendment No. 1
to
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 25, 2008
Delphi Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Delphi Corporation Supplemental Executive Retirement Program

EXPLANATORY NOTE
Delphi Corporation (“Delphi” or the “Company”) is filing this Form 8-K/A as Amendment No. 1 (the “Form 8-K) to its Current Report on Form 8-K that was filed with the United States Securities and Exchange Commission on January 30, 2008 (the “Original Form 8-K”) solely for the purpose of correcting a typographical error in Exhibit 99(c) to the Original Form 8-K. The Form 8-K incorporating Item 1.01 Entry Into a Material Definitive Agreement, Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers and the corrected Exhibit 99(c) to the Original Form 8-K is set forth below as Exhibit 99(a).
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On January 25, 2008, the United States (“U.S.”) Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered an order (the “Confirmation Order”) approving and confirming Delphi’s First Amended Joint Plan of Reorganization (as confirmed, the “Plan”) under chapter 11 of title 11 of the U.S. Bankruptcy Code, 11 U.S.C. §§ 101-1330, as then amended (the “Bankruptcy Code”) which, among other things, provides for the adoption of the Delphi Corporation 2007 Short-Term Incentive Plan (the “STIP”), the Delphi Corporation 2007 Long-Term Incentive Plan (the “LTIP”), the Delphi Corporation Supplemental Executive Retirement Program (the “DB SERP”) and the Delphi Corporation Salaried Retirement Equalization Savings Program (the “SRESP”). The STIP, LTIP, DB SERP and SRESP will become effective only on the consummation of Delphi’s Plan, which is anticipated to occur before March 31, 2008 (the “Effective Date”). Currently it is expected that eligible participants upon the Effective Date will include the Company’s approximately 560 global executives, including its principal executive officer, principal financial officer, other executive officers and controller and chief accounting officer.
A. Delphi Corporation 2007 Short-Term Incentive Plan
The purpose of the STIP is to motivate and reward performance and provide cash incentive awards, limited to an annual individual maximum of $7.5 million, to eligible employees who contribute to the success of the Company. The STIP is available for incentive programs not to exceed a period of one year for eligible employees. Awards may be made under the STIP until the tenth anniversary of the Effective Date.
The STIP is administered by the Compensation and Executive Development Committee of the Delphi Corporation Board of Directors (the “Committee”). Pursuant to its full power and authority to construe and interpret the plan, the Committee will, among other things, determine the selection of employees for participation in the plan, authorize annual target award grants to such employees and establish the performance levels at which such awards will be earned. Prior to the grant of any target award, the Committee will establish performance levels for each award, including minimum and maximum performance levels for such award. Awards are based on specified business goals, which could include but are not limited to return on assets, return on equity, working capital, total stockholder return, cash flow, net income, and earnings per share.
Final awards will be determined based on the performance achieved versus the goals established at the beginning of the period. The Committee may adjust awards upward or downward, except that adjustments to awards issued to a “covered officer” (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)) may only be adjusted downward. Any award to a covered officer will be paid only after written certification by the Committee that the applicable performance goals have been attained.
Receipt of an award is conditioned on continued employment with the Company. Except as otherwise determined by the Committee, if an employee quits or is dismissed for cause before the end of any performance period, the employee will not be eligible to receive the final award. If employment terminates because of death, retirement, permanent disability, or any other termination approved by the Committee, the Committee has discretion to waive the requirement of continued employment and pay a reduced award based on a partial year’s employment. In addition, if the Company’s financial results are materially restated, the Committee may determine that certain employees will be required to forfeit the right to receive future payments and, in some events, may require these employees to repay any prior payments determined to have been inappropriately received.
On the effective date of any change in control (as defined in the STIP) of the Company, all awards will be paid in a single lump sum on a pro rata basis based on the greater of target award or actual performance.
The Committee generally may amend, modify, suspend or terminate the STIP at any time. Stockholder approval, however, is required for certain amendments to preserve the exemption of awards granted under the plan from the limitations of deductibility imposed by Section 162(m) of the Code.
A copy of the STIP was attached as Exhibit 99(a) to the Original Form 8-K and is incorporated herein by this reference.
B. Delphi Corporation 2007 Long-Term Incentive Plan
The purpose of the LTIP is to provide incentive award programs to attract and retain exceptional employees, to align such employees with the long-term strategies of the Company and to best align the employee interests with those of Delphi’s stockholders. The plan is designed to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Code and provides for the grant of various stock-based and cash-based awards, including stock options, stock appreciation rights (“SARs”), restricted stock, and restricted stock units. Awards may be made under the plan until the tenth anniversary of the Effective Date.
The maximum number of shares of Delphi common stock available for issuance under the LTIP will be a number of shares of common stock equal to eight percent (8%) of the number of fully diluted shares of common stock outstanding immediately following consummation of the Company’s Plan and the transactions contemplated thereby. Awards of stock options and SARs are limited to an annual individual maximum of 1,000,000 shares and awards of restricted stock and restricted stock units are limited to an annual individual maximum of 500,000 shares. Cash awards are limited to an annual individual maximum of $10 million.
The Committee is responsible for administering the plan. The Committee will select employees, including eligible employees outside of the U.S., for participation in the plan and will determine the terms and conditions of exercise, including vesting and any additional Company or individual performance-based conditions, of all equity awards granted under the plan. Supplemental rules applicable to certain employees outside of the U.S. are set forth in the Appendices of the plan.
Stock options may be either non-qualified stock options or options intended to qualify as incentive stock options within the meaning of Section 422 of the Code. The exercise price of a stock option or a SAR will be equal to or greater than the fair market value of Delphi common stock on the date of grant. The term of any stock option or SAR may not exceed ten years. All shares purchased upon exercise of any stock option must be paid for in full at the time of purchase, which payment may be in cash, through the delivery of Delphi common stock (including by having the Company withhold shares of Delphi common stock otherwise issuable upon exercise), a combination of cash and stock, or, if authorized by the Committee, in accordance with a cashless exercise program approved by the Committee.
Upon vesting of all or any portion of a grant of restricted stock or restricted stock units, the percentage of the grant then vesting will be applied to the total number of restricted stock or restricted stock units covered by such grant, and the proportionate number of shares (disregarding fractional units) will be paid to the participant in the form of shares of Delphi common stock, in cash based on the fair market value of the corresponding shares on the vesting date, or a combination thereof as the Committee in its sole discretion will determine.
The LTIP also provides for the grant of performance-based cash awards. Performance levels are established by the Committee prior to or during the first quarter of the performance period. Performance goals will be based on specified business criteria, including but not limited to return on assets, asset turnover, return on equity, return on capital, economic value added, total stockholder return, and capacity utilization. The Committee may adjust performance-based awards upward or downward, except that awards issued to a covered officer may only be made to reduce, not increase, an award. In addition, no award to a covered officer will be paid unless the performance is certified in writing by the Committee.
Generally, awards are cancelled when an employee quits or is dismissed for any reason before the first anniversary of the grant date. In the case of retirement more than one year after the grant date, an employee may retain his or her stock options and SARs until the earlier of their expiration date or five years from the employee’s retirement date. Upon an employee’s death or permanent disability more than one year after the grant date, the employee’s options and SARs will remain outstanding until the earlier of their expiration date or three years from the date of the employee’s death or permanent disability. Awards of restricted stock and restricted stock units will vest immediately upon an employee’s retirement, permanent disability, or death more than one year after the grant date, although cash performance awards may be pro-rated based on the number of eligible months the employee was employed over the total award period. Any employee or former employee who engages in misconduct before the second anniversary of his or her termination of employment will be required to forfeit outstanding awards, forfeit the right to receive any future awards, and repay any amounts received in connection with previous awards, including any profits realized on the sale of company stock received pursuant to an award.
Upon a change in control (as defined in the LTIP), all outstanding time-based equity awards will vest and any performance-based equity awards will vest upon a sale of more than 50% of the Company’s then-outstanding shares or upon a sale of all or substantially all of the assets of the Company if certain targets relating to internal rate of return are achieved in connection with such sale. Any performance-based cash awards will be paid on a pro-rata basis based on the greater of the target award and actual performance. If upon a change in control the consideration paid to holders of shares of Delphi’s common stock is solely cash, the Committee may provide that each award will be cancelled in exchange for a cash payment.
The Committee has the right to amend, modify, suspend or terminate the LTIP. However, stockholder approval is required for certain amendments, including, among other things, increasing the maximum number of shares of common stock for which awards may be granted, granting stock options or SARs at a discount, or permitting exercise of a stock option or SAR without full payment at the time of exercise. In addition, stockholder approval must be obtained for any amendment that would require stockholder approval as a matter of law or under any listing standards or other regulations applicable to Delphi common stock. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting Delphi common stock, the Committee may adjust the share reserve, the individual award limits, or the number and exercise price of shares of common stock subject to outstanding awards granted under the plan.
A copy of the LTIP for employees in the U.S. was attached as Exhibit 99(b) to the Original Form 8-K and is incorporated herein by this reference.
C. Delphi Corporation Supplemental Executive Retirement Program
The DB SERP is an unfunded, nonqualified defined benefit plan that provides a benefit in conjunction with the Delphi Retirement Program for Salaried Employees (the “SRP”), a tax-qualified defined benefit pension plan. The purpose of the DB SERP is to assure that eligible retiring salaried executive employees of the Company are eligible to receive an overall level of retirement benefits that are competitive with the peer group of companies selected by the Committee. The Company administers the DB SERP separately and distinctly from the SRP.
The DB SERP is closed to new participants as of the day preceding the Effective Date. Benefits under the DB SERP will be frozen based solely on service accrued before such time and no new benefits will be accrued under the DB SERP. To be eligible to receive a benefit under the DB SERP, an executive employee must be a regular executive employee at retirement, have at least ten years of service and be 55 years old at retirement. In addition, an executive employee otherwise eligible to participate in the DB SERP will be entitled to a benefit under the DB SERP if he or she is involuntarily separated from service without cause (or if he or she has entered into an employment agreement with the Company, leaves for “good reason” (as defined in an applicable employment agreement) and has at least five years of service with the Company. In such cases, payment of the benefit will then be deferred until he or she is at least 55 years old. For a period of two years following separation from employment, any retired executive employee entitled to receive a benefit under the DB SERP may not compete with the Company without the Company’s consent.
Benefits under the DB SERP are paid under either the Regular Formula or the Alternative Formula. The Regular Formula provides a benefit equal to 2% of the executive employee’s average monthly base salary multiplied by the executive employee’s total years of SRP Part B and Part C service less the sum of (i) the unreduced monthly SRP pension benefits to which the executive employee is entitled and (ii) 2% multiplied by the maximum allowable social security benefit multiplied by the total of the executive’s SRP Part A and Part C service as of the Effective Date. The Alternative Formula provides a benefit equal to 1.5% of the executive employee’s average monthly base salary plus average monthly annual incentive compensation multiplied by the executive employee’s total years of SRP Part B and Part C service (capped at 35 years) less the sum of (1) the unreduced monthly SRP benefits to which the executive employee is entitled and (2) the maximum allowable social security benefit. However calculated, benefit amounts will be reduced for early retirement before age 62. Following the date of the freeze, no additional years of credited service, base salary increases or incentive compensation awards will be used in the calculation of the benefit under the DB SERP.
Benefits under the DB SERP are paid as a five-year monthly annuity beginning on the later of (A) the first day of the month at least 15 days after the employee’s separation from service and (B) the first day of the first month following the employee’s 55th birthday, except that any payment to a “specified employee” (as defined under Section 409A of the Code) will be delayed to the extent required thereunder. Death benefits are paid in a lump sum to the spouse and/or beneficiary of an executive employee who was eligible for benefits under the plan at the time of his or her death. Benefits under the DB SERP may be reduced by any amounts owed by the employee to the Company.
The Company may amend, modify, suspend, or terminate the DB SERP at any time, except that no amendment, modification, suspension or termination may be made without the written consent of the executive employee if such action would adversely affect any accrued DB SERP benefit.
A copy of the DB SERP is attached as Exhibit 99(a) to this Form 8-K and is incorporated herein by this reference.
D. Delphi Corporation Salaried Retirement Equalization Savings Program
The SRESP is a funded, non-qualified defined contribution plan that will replace the Company’s pre-existing supplemental retirement programs and will be maintained primarily for the purpose of providing deferred compensation to certain executives, managers and other highly-compensated employees of the Company. The purpose of this program is to supplement the Company’s tax-qualified defined contribution savings plan and allow Company nonelective contributions and matching contributions to be made into a nonqualified defined contribution savings plan in situations where legal limitations under the tax-qualified defined contribution savings plan have been reached.
A participant is always 100% vested in the amounts credited to his or her account that are attributable to his or her deferrals. A participant will also be 100% vested in his or her employer and matching contributions.
Distributions from a participant’s account will be made according to elections, made or deemed made by, the participant, except that distributions to “specified employees” (as defined under Section 409A of the Code) will not be made before a date that is six (6) months after the specified employee’s separation from service. A participant may elect to receive his or her vested account upon a separation from service or on a specified date, which amount will be distributed, in each case, in a single lump sum. Upon death, the vested account will be distributed in a single lump sum.
The Company reserves the right to amend the plan, except that no amendment can directly or indirectly deprive any current or former participant or beneficiary of all or any portion of his account which had accrued prior to the amendment. In addition, the Company may terminate the plan if all substantially similar arrangements are terminated, no payments (except required payments) are made within twelve (12) months after termination, all payments are made within twenty-four (24) months after termination, and the employer does not adopt a new substantially similar arrangement within five (5) years following termination.
A copy of the SRESP and its adoption agreement were attached as Exhibit 99(d) to the Original Form 8-K and are incorporated herein by this reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
The disclosure contained in Item 1.01 of this current report on Form 8-K, which describes the terms of the Delphi Corporation 2007 Short-Term Incentive Plan, the Delphi Corporation 2007 Long-Term Incentive Plan, the Delphi Corporation Supplemental Executive Retirement Program and the Delphi Corporation Salaried Retirement Equalization Savings Program, is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits. The following exhibits are being filed as part of this report.

Exhibit
Number	Description
99(a)	Delphi Corporation Supplemental Executive Retirement Program

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION
(Registrant)
Date: February 20, 2008

By:	/s/ DAVID M. SHERBIN
David M. Sherbin
Vice President, General Counsel and Chief Compliance Officer